                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             The Homestate Group
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee
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Notes:

                       [HOMESTATE MUTUAL FUND LETTERHEAD]


July 15, 1998


RE:  The HomeState Select Opportunities Fund

Dear Shareholder:

On February 18, 1997, the HomeState Select Opportunities Fund was introduced as a companion to the HomeState Pennsylvania Growth Fund. While the PA Growth Fund invests a minimum 65% of its assets in local Pennsylvania companies and typically holds 110 to 120 stocks in its portfolio, the Select Fund was designed to invest in companies throughout the entire U.S. and focus its portfolio on no more than 50 companies. The Select Fund also introduced some aggressive investment techniques, including the ability to invest more than 5% in any one stock, to invest up to 25% in any one industry, and to use shorting and hedging (options) strategies. The basic premise of the Select Fund was to group our fifty "favorite" investment ideas in one portfolio, and to take a more aggressive position in these companies.

While we are pleased with the progress of the Select Fund since its introduction, two specific developments have occurred during the past year which cause the Fund's Board of Trustees to recommend making some important changes to the Fund.

     * In October of 1997, HomeState introduced the Year 2000 ("Y2K") Fund, investing primarily in technology companies. A cursory examination of all three HomeState funds' top 10 holdings shows a greater degree of repetition than we would like. In fact, the Select Fund's top holdings many months duplicates the stocks found in the other two HomeState funds. This runs against our goal of providing shareholders with unique mutual fund portfolios which provide diversification in an overall investment portfolio.

     * In conducting its in-depth, on-site research of companies for selection in the Select portfolio, the Fund's investment adviser has consistently identified opportunities in both the technology (as addressed above) and banking and financial services industries. The banking and financial services companies have seen tremendous growth over the past few years as a result of consolidation and regulatory changes (which are detailed in the accompanying proxy statement). The Fund's adviser believes that these trends will continue in the coming years and can provide compelling growth opportunities. Under its current structure, the Select Fund can only invest up to 25% in a specific industry, while the Fund's adviser would like to take a greater advantage of the opportunities it sees in the banking and financial services industries.

Based on these factors, the Board of Trustees is recommending making several changes to the Select Fund which are detailed in the accompanying proxy statement. These changes require shareholder

July 15, 1998
Page 2

approval, and we ask you to carefully read the proxy statement and then vote and return your proxy card as indicated. Simply put, the Board is recommending changes in the Fund's fundamental investment objective and restrictions that will:

     * Allow the Fund to concentrate its investments in the banking and financial services industries;

     * Restrict the Fund to investing no more than 5% in any one stock; and

     * Change the Fund's name to the "HOMESTATE SELECT BANKING AND FINANCE FUND" to reflect its adjusted focus.

We believe these changes will keep the Select Fund focused on what we like to call "The HomeState Advantage" - Professional Portfolio Management, In-Depth, On-Site Research and Unique Investment Opportunities.

Please don't hesitate to contact the Fund at (800) 722-4123 if you have any questions regarding these changes or the enclosed information. We look forward to continue working to provide The HomeState Advantage on your behalf in the HomeState Select Banking and Finance Fund.


Sincerely,

/s/ Scott L. Rehr


Scott L. Rehr
President

                              THE HOMESTATE GROUP

                    THE HOMESTATE SELECT OPPORTUNITIES FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON MONDAY, AUGUST 31, 1998

TO THE SHAREHOLDERS OF THE HOMESTATE SELECT OPPORTUNITIES FUND:

     A Special Meeting of Shareholders of The HomeState Select Opportunities Fund (hereinafter called the "Fund") will be held on Monday, August 31, 1998 at 2:00 p.m., local time, at the offices of the Fund, 1857 William Penn Way, Lancaster, Pennsylvania 17605, for the following purposes:

     1. To change the Fund's investment objective to companies principally engaged in the banking and financial services industries;

     2. To modify the Fund's fundamental restriction on concentration to provide that the Fund may not invest more than 25% of total assets in any one industry, except that the Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its total assets in securities of companies principally engaged in the financial services industry;

     3. To modify the fundamental restriction on portfolio diversification to provide that the Fund may not invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government);

     4. To change the name of the Fund to "HomeState Select Banking and Finance Fund"; and

     5    To transact such other business as may properly come before the
Special Meeting and any adjournment, postponement, or continuation thereof.

     The Board of Trustees has fixed the close of business on July 2, 1998 as the record date for the determination of Shareholders entitled to notice of and to vote at the Special Meeting.

     A copy of the Fund's Prospectus and Annual Report for the year ended June 30, 1997 is available from the Fund upon request. Please contact Firstar Trust Company at (800) 232-0224 to request those documents.

     If you do not expect to attend the Special Meeting in person, please fill in, sign, date, and return the enclosed form of proxy in the enclosed envelope to Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                              By Order of the Board of Trustees,

                              /s/ Scott L. Rehr

                              Scott L. Rehr
                              President
Date:  July 15, 1998

                              THE HOMESTATE GROUP

                    THE HOMESTATE SELECT OPPORTUNITIES FUND

                                ---------------

                                PROXY STATEMENT

                                ---------------

     This Proxy Statement and the form of proxy enclosed herewith, which are first being mailed to shareholders on or about July 15, 1998, are furnished in connection with the solicitation by the Board of Trustees of The HomeState Group's Select Opportunities Fund (the "Fund") of proxies to be voted at the Special Meeting of Shareholders (the "Special Meeting") to be held on Monday, August 31, 1998 at 2:00 p.m., local time, and at any adjournment, postponement, or continuation thereof, at the offices of the Fund, 1857 William Penn Way, Lancaster, Pennsylvania 17605. The Fund's principal executive offices are located at 1857 William Penn Way, Lancaster, Pennsylvania 17605.

     Only shareholders of record at the close of business on July 2, 1998 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting. The HomeState Group (the "Trust") is a Pennsylvania common law trust composed of separate series or portfolios, one of which is the Fund. For simplicity and clarity, the Fund's shares of beneficial interest are referred to as "Shares," the holders of Shares are "Shareholders" and the Trust's Board of Trustees is referred to as the "Board." Each full Share of the Fund outstanding is entitled to one vote and each fractional Share of the Fund outstanding is entitled to a proportionate share of one vote with respect to each proposal to be voted upon by the Shareholders of the Fund.

     If the accompanying proxy card is properly executed and returned by a Shareholder in time to be voted at the Special Meeting, the Shares covered thereby will be voted in accordance with the instructions marked thereon by the Shareholder. Executed proxies that are unmarked will be voted in favor of the proposed changes to the Fund's investment objective and fundamental investment restrictions and, at the discretion of the proxyholder, on any other matter that may properly have come before the Special Meeting or any adjournments and postponements thereof. Any proxy given pursuant to this solicitation may be revoked at any time before its exercise by giving written notice to the Secretary of the Fund or by the issuance of a subsequent proxy. To be effective, such revocation must be received by the Secretary of the Fund prior to the Special Meeting. In addition, a Shareholder may revoke a proxy by attending the Special Meeting and voting in person. The solicitation of proxies will be made primarily by mail but also may be made by telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions. The presence in person or by proxy of Shareholders of the Fund entitled to cast a majority of all the votes entitled to be cast at the Special Meeting shall constitute a quorum at the meeting with respect to the Fund. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve any of the proposals described in the Proxy Statement are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A Shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal or for or against any adjournment to permit further solicitation of proxies. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. In addition, abstentions and broker non-votes will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. The number of outstanding Shares of the Fund as of the Record Date, July 2, 1998, is 1,299,207.826. To the knowledge of the Fund's management, as of the Record Date, there are no owners of 5% or more of the outstanding Shares of the Fund.

     Pursuant to the Investment Company Act of 1940 (the "1940 Act"), the Fund has adopted an investment objective and certain fundamental restrictions which may be changed only with shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without shareholder approval. The Board has determined that it is in the best interests of the Fund to make certain changes to the Fund's investment objective and fundamental restrictions. In addition, in order to better reflect the new investment objective of the Fund, the Board has also recommended changing the name of the Fund to the HomeState Select Banking and Finance Fund.

     The following is the text and a summary description of the proposed changes to the Fund's investment objective and fundamental investment restrictions. Shareholders may request from the Fund a copy of the Fund's Statement of Additional Information for the text of the Fund's existing investment objective and fundamental investment restrictions, by calling (800) 232-0224.


     PROPOSAL 1:      MODIFICATION OF THE INVESTMENT OBJECTIVE OF THE FUND

     The Fund's investment adviser, Emerald Advisers, Inc., has identified the banking and financial services industries as areas for potential growth over the next several years for a variety of factors, including the following: (1) The industries have been undergoing a wave of consolidations. At the end of 1997, there were over 9,943 commercial banks chartered in the United States. By comparison, there were 121 banks in all of Canada. The FDIC has reported that the total number of U.S. banks and savings & loans has declined from over 17,300 in 1987 to 10,500 in 1997. The Fund's investment adviser expects this consolidation trend to continue as banks seek economies of scale and rely more heavily on expensive technologies as they expand their market share and geographic reach. (2) The traditional regulatory and operating distinctions between banking and financial services institutions are changing, as evidenced by acquisitions which have taken place between companies in both industries. There are currently regulatory proposals which would make significant changes in the federal laws which govern the range of business and services in which federally regulated banks can engage. Some of these proposals would eliminate most of the distinctions between commercial and investment banks and would allow certain banks and their holding companies the ability to offer financial products and services such as insurance, mutual fund underwriting and securities underwriting. These new opportunities may make some companies more attractive acquisition candidates.
(3) As the large demographic segment of the American population known as "baby boomers" (traditionally defined as the 76.1 million Americans born between the years of 1946 and 1964) move nearer to their retirement years, much more attention has been focused on investments and savings. By example, according to the Investment Company Institute, the amount of money invested in U.S. mutual funds has grown from $51 billion in 1976 to $716 billion in 1986 to over $3.5 trillion in 1996.

     In order to take advantage of the perceived opportunity in the banking and financial services industries, the Board recommends changing the investment objective of the Fund. The objective of the Fund currently is long-term appreciation of capital through investments in a non-diversified portfolio of securities. The Fund seeks to achieve this goal by typically investing in the common stock of no more than fifty U.S. companies. While the Fund can invest in companies of varying size, it will usually emphasize companies having a market capitalization of less than $1 billion. The Fund may invest a larger percentage of its assets in a particular security or issuer than the average diversified mutual fund, and will focus on those companies identified by the Fund's adviser as having what it believes are superior prospects for price appreciation. Due to potential concentration in these issues, the Fund will close to new investors when total net assets surpass $100 million. The Fund's annual portfolio turnover rate is expected to not exceed one hundred and fifty percent.

     The Board has recommended changing the foregoing investment objective to the following:

          "The objective of the Fund is long-term growth of capital through investments primarily in the common stock of companies principally engaged in the banking and financial services industries. Income is a secondary objective. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. For investment purposes, a company is defined as "principally engaged" in the banking or financial services industries if (i) at least 50% of either the revenues or earnings was derived from the creation, purchase and sale of banking or financial services products, or (ii) at least 50% of the assets was devoted to such activities, based on the company's most recent fiscal year. Companies in the banking industry include U.S. commercial and industrial banking and savings institutions and their parent holding companies. Companies in the financial services industry include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies, Real Estate Investment Trusts, and insurance companies and insurance holding companies. While the Fund can invest in companies headquartered anywhere in the U.S. and of varying size, it will usually emphasize companies located in the Mid-Atlantic states and smaller companies: those with a market capitalization of less than $1 billion. The Fund's annual turnover rate is not expected to exceed eighty percent. There can be no guarantee the investment objective of the Fund will be achieved."

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO MODIFY THE INVESTMENT OBJECTIVE OF THE FUND.

     PROPOSAL 2:    MODIFICATION OF THE FUNDAMENTAL RESTRICTION ON CONCENTRATION

     The Board has recommended changing one of the Fund's fundamental restrictions to allow the Fund to concentrate its investments in the banking and financial services industries, as required by the proposed investment objective.

     The following is an existing fundamental restriction of the Fund: "The Fund may not invest more than 25% of total assets in one industry."

     The Board proposes to substitute the following new fundamental restriction:

            "The Fund may not invest more than 25% of total assets in any one industry, except that the Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its total assets in securities of companies principally engaged in the financial services industry."

     As a result of this concentration in the banking and financial services industries, the Fund may be subject to greater risks than a portfolio without such a concentration. For example, as proposed the Fund's investments and performance returns will be affected by general market and economic conditions as well as other risks specific to the banking and financial services industries. Banking and financial services companies are subject to extensive government regulation. Such regulation may limit both the amount and types of loans and other financial commitments a banking or financial services company (such as insurance company) can make, and the interest rates and fees it can charge. These limitations may have a significant impact on the profitability of a banking or financial services company since that company's profitability is attributable, at least in part, to its ability to make financial commitments such as loans. Profitability is to a significant degree dependent upon the availability and cost of capital funds. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by banking or financial services companies. Economic conditions in the real estate market may have a particularly strong impact on certain banks and savings associations.

     Insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific circumstances. For example, property and casualty insurer profits may be affected by weather catastrophes or other disasters; life and health insurer profits may be affected by mortality risks and morbidity rates. Also, individual insurance companies may be subject to material risks including reserve funds which are inadequate to pay claims and failures by reinsurance carriers. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

     There are current legislative proposals to reduce the separation between commercial and investment banking businesses. If enacted, the legislation could significantly impact the industry. While banks may be able to expand the services they offer (which are currently typically limited to certain non-securities activities such as making loans and accepting deposits), expanded powers related to securities activities could expose banks to well-established competitors, particularly as the distinctions between banks and other financial services companies erode. The broadening of bank powers to include multi-state operations and diversification of operations can also expose certain banks to well-established competitors in new areas of operations. The financial services industry itself continues to undergo significant change, resulting from industry-wide consolidation as well as continuing new product development and further regulatory initiatives.

     The Board has weighed the foregoing risks against the potential benefits of the proposed changes and as a result, THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO MODIFY THE FUNDAMENTAL RESTRICTION ON CONCENTRATION.


     PROPOSAL 3:    MODIFICATION OF THE FUNDAMENTAL RESTRICTION ON PORTFOLIO
                    DIVERSIFICATION

     Currently, the Fund is considered a "non-diversified" fund under the 1940 Act because it may invest up to 25% of its assets in the equity or debt of one issuer. In conjunction with the other three Proposals contained herein, the Board has recommended changing this fundamental restriction to require better diversification among issuers.

     The Fund was originally formed as a "non-diversified" fund in conjunction with its fundamental investment objectives, which included investing in a focused manner in typically no more than fifty companies (see Proposal 1:
Modification of the Investment Objective of the Fund" for a complete discussion of changes to the fundamental investment objective). The Board has recommended changes to this fundamental objective to focus on the banking and financial services industries, in effect eliminating this "non-diversified" strategy. Because the Fund will no longer be bound to typically invest in fifty companies or less, the Board recommends a corresponding modification in the fundamental restriction on portfolio diversification. This change will limit the Fund to investing in no more than 5% of the value of its assets in any one issuer, which is normal for a "diversified" fund under the 1940 Act.

     The following is an existing fundamental restriction of the Fund: "The Fund may not invest more than 25% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government), nor, in respect of at least 50% of its assets, invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government)."

     The Board proposes to substitute the following new fundamental restriction:

          "The Fund may not invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government)."

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO MODIFY THE FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

     PROPOSAL 4:    CHANGE OF THE NAME OF THE FUND

     Under Section 35 of the 1940 Act, an investment company is prohibited from using a name or title for its funds that is deceptive or misleading. Therefore, consistent with the provisions of Section 35 of the 1940 Act, if the shareholders approve each of the three Proposals set forth above, the Board recommends changing the name of the Fund from the "HomeState Select Opportunities Fund" to the "HomeState Select Banking and Finance Fund" to reflect the Fund's new investment objective.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO CHANGE THE NAME OF THE FUND.


                                 REQUIRED VOTE

     Approval of each of the Proposals set forth herein requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Fund or (2) 67% or more of the Shares of the Fund present at the meeting if more than 50% of the outstanding Shares of the Fund are represented at the meeting in person or by proxy. Shareholders of the Fund may vote against the Proposals in the manner indicated on the proxy card. If all of the Proposals are approved by Shareholders of the Fund at the Special Meeting, they will be effective upon appropriate disclosure being made in the Fund's prospectus and statement of additional information. IF ONE OR MORE OF THE PROPOSALS ARE NOT APPROVED BY SHAREHOLDERS OF THE FUND, THE EXISTING FUNDAMENTAL RESTRICTIONS OF THE FUND WILL CONTINUE IN EFFECT AS WELL AS THE FUND'S CURRENT NAME.


                           SHARES HELD BY MANAGEMENT

     The following table sets forth information as of July 2, 1998 with respect to the beneficial ownership of the Shares of the Fund by (i) each person serving as Trustee of the Fund; and (ii) all Trustees and executive officers of the Fund as a group. Unless otherwise indicated, all Shares are owned directly and the indicated owner has sole voting and dispositive power with respect thereto. To the knowledge of the Fund's management, as of July 2, 1998, there are no owners beneficially owning five percent (5%) or more of the Shares of the Fund.

                                                   SHARES
                                             BENEFICIALLY OWNED (1)
                                             ----------------------
Beneficial Owner                              NUMBER    PERCENT (%)
-------------------------------------------  ---------  -----------
TRUSTEES
Bruce E. Bowen ........................        799.915       *
Kenneth G. Mertz II (2)...............         270.073       *
Scott C. Penwell ........................      000.000      --
Scott L. Rehr (3)........................      483.315       *
Dr. H. J. Zoffer ........................      812.492       *

EXECUTIVE OFFICERS (4)
Daniel W. Moyer (5) ..................         342.749       *
         [CAPTION]

ALL TRUSTEES AND EXECUTIVE
   OFFICERS AS A GROUP (total 6 persons)     2,708.544       *
-------------------------------------------------------------------


   * Less than 1% of the outstanding Shares of the Fund.

   (1) Pursuant to the regulations of the Securities and Exchange Commission (the "Commission"), shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares (i) the power to vote or dispose of such shares, whether or not such person has any pecuniary interest in such shares, or (ii) the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

   (2) Includes 94.324  Shares owned jointly by Mr. Mertz and his spouse and
       175.749 Shares held in trust for the benefit of their child.

   (3) These Shares are held jointly by Mr. Rehr and his spouse.

   (4) Mr. Kenneth G. Mertz II is also Vice President of the Fund and Scott L. Rehr is also President of the Fund.

   (5) Includes 5.456 Shares owned jointly by Mr. Moyer and his spouse and
       337.293 Shares, in the aggregate, held in trusts for the benefit of their children.


                  GENERAL INFORMATION SOLICITATION OF PROXIES

   The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the Shares held of record by such persons. The Fund may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expense incurred in connection with such proxy solicitation. In addition to the solicitation of Proxies by mail, officers of the Fund and employees of Emerald Advisers, Inc. and its affiliates, without additional compensation, may solicit Proxies in person or by telephone. The costs associated with such solicitation and the Special Meeting will be borne by Emerald Advisers, Inc.


                    OTHER MATTERS TO COME BEFORE THE MEETING

  The Board does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement but should any other matter requiring a vote of Shareholders arise, the Proxyholder will vote thereon according to his best judgment in the interests of the Fund.


                             SHAREHOLDER PROPOSALS

   Shareholders desiring to submit a proposal for consideration at a meeting of shareholders must deliver their proposal to the Fund's investment adviser at least one hundred and twenty days before such a meeting. As a common law trust, the Fund is not required to and does not intend to hold annual shareholder meetings.

                                    ADVISERS

   The names and addresses of the Fund's investment adviser, administrator and principal underwriter are as follows:

   Investment Adviser:  Emerald Advisers, Inc., 1857 William Penn Way,
   -------------------
Lancaster, Pennsylvania 17605.

   Administrator:  Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin
   --------------
53201-0701.

   Principal Underwriter:  Rafferty Capital Markets, Inc., 550 Mamaroneck
   ----------------------
Avenue, Harrison, NY 10528.


                            REPORTS TO SHAREHOLDERS

THE FUND WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE AND UPON REQUEST, A COPY OF THE MOST RECENT ANNUAL REPORT AND A COPY OF THE MOST RECENT SEMI-ANNUAL REPORT FOLLOWING SUCH ANNUAL REPORT OF ANY FUND. REQUESTS FOR SUCH REPORTS MAY BE MADE BY WRITING TO THE FUND C/O FIRSTAR TRUST COMPANY, P.O. BOX 701, MILWAUKEE, WI 53201-0701, OR BY CALLING (800) 232-0224. IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                         By Order of the Board of Trustees,

                         /s/ Scott L. Rehr

                         Scott L. Rehr
                         President

July 15, 1998

THE HOMESTATE SELECT OPPORTUNITIES FUND ("FUND")
PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint Scott L. Rehr (the "Proxyholder") as my attorney to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held at the offices of the Fund, 1857 William Penn Way, Lancaster, PA 17605, on August 31, 1998 at 2:00 p.m., local time, and at any adjournments or postponements thereof. The Proxyholder may vote my shares, and he may appoint substitutes to vote my shares on his behalf. I instruct the Proxyholder to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and Proxy Statement.

                                                            PLEASE SIGN PROMPTLY
                                                        IN THE ENCLOSED ENVELOPE

                                                           Date _______________

                                    NOTE:  Please sign exactly as your name
                                    appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.


                                    --------------------------------------------
                                    Signature and Title, if applicable

                                    --------------------------------------------
                                    Signature and Title, if applicable

Please refer to the Proxy Statement discussion of these Proposals.  THE PROXY
WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.  THE
              ---
PROXYHOLDER WILL VOTE ANY OTHER MATTERS THAT ARISE AT THE MEETING IN ACCORDANCE
WITH HIS BEST JUDGMENT.  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:
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
PLEASE VOTE BY CHECKING THE APPROPRIATE BOX BELOW.
                                                                                FOR         AGAINST         ABSTAIN
1.   To change the Fund's investment objective to companies prin-               [_]           [_]             [_]
     cipally engaged in the banking and financial services industries.

2.   To modify the Fund's fundamental restriction on concentration to           [_]           [_]             [_]
     provide that the Fund may not invest more than 25% of total assets in any one industry, except that the Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its

3.   To modify the fundamental restriction on portfolio diversification         [_]           [_]             [_]
     to provide that the Fund may not invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government).

4.   To change the name of the Fund to "HomeState Select Banking                [_]           [_]             [_]
     and Finance Fund."

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.
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